UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5445

Name of Registrant:	Vanguard Fenway Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2005 - March 31, 2006

Item 1:	Reports to Shareholders

  Vanguard® Equity Income Fund

  > Semiannual Report

  March 31, 2006

> The Investor Shares of Vanguard Equity Income Fund earned 6.3% during the fiscal half-year ended March 31, 2006.

> The fund’s return was on par with that of the average equity income fund, but lagged the return of its benchmark index.

> The stock market made impressive gains during the period, with returns from small- and mid-capitalization stocks besting those of large-cap issues.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisors' Report	6

Fund Profile	8

Performance Summary	9

Financial Statements	10

About Your Fund's Expenses	21

Trustees Renew Advisory Arrangements	23

Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2006
Total Return

Vanguard Equity Income Fund

Investor Shares	6.3%

AdmiralTM Shares[1]	6.4

Russell 1000 Value Index	7.3

Average Equity Income Fund[2]	6.1

Dow Jones Wilshire 5000 Index	8.0

Your Fund's Performance at a Glance September 30, 2005-March 31, 2006			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Equity Income Fund

Investor Shares	$23.73	$23.75	$0.380	$1.054

Admiral Shares	49.74	49.79	0.833	2.209

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. 2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the fiscal half-year ended March 31, 2006, the Investor Shares of Vanguard Equity Income Fund returned 6.3%. This was a solid result on par with the average equity income fund, though it lagged the return of the fund’s benchmark index by 1 percentage point (see the table on page 1). The fund’s Admiral Shares returned 6.4% for the period.

The fund’s dividend yield as of March 31 was 2.8% for Investor Shares and 2.9% for Admiral Shares, up slightly from 2.7% and 2.8%, respectively, six months earlier.

Stocks soared in the new year as positive reports mounted

In the fiscal half-year, stocks staged a performance in two acts: From October through December, returns stayed modest, but the first three months of 2006 saw a sharp rise in stock prices. First-quarter economic news included a jump in U.S. economic growth from 2005‘s already strong level; a surge in consumer confidence that paralleled growth in new jobs; and growth in corporate earnings that was expected to hit double digits for the 16th consecutive quarter.

Markets rewarded the good news handsomely. Continuing a trend of recent years, small-capitalization stocks in the United States led large-caps; reversing recent trends, the U.S. small-caps also outperformed broad international markets.

However, Japanese and emerging markets continued to dominate other market segments.

Moves in the U.S. bond market signaled a return to normalcy

On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, the 15th consecutive rate increase since June 2004. During most of 2005, short-term rates followed the Fed’s moves but, in a bond market anomaly, long-term rates held steady. In the first quarter of 2006, however, rate movements followed a more typical pattern, rising in concert across the maturity spectrum. In this environment, shorter-term securities outperformed long-term bonds, and municipal issues generally outperformed corporate securities.

Your fund kept pace with its peers, but lagged its benchmark

The Investor Shares’ total return of 6.3% for the fiscal half-year was driven in large part by strong gains in the financials and industrials sectors, with Caterpillar and Deere & Co. two of the largest contributors to the fund’s performance. While the fund slightly outperformed the average equity income fund during the period, the performance of its Investor Shares fell 1 percentage point below that of its benchmark, the Russell 1000 Value Index.

The fund’s investment strategy is to invest in the stocks of undervalued companies that offer above-average dividends and have prospects for capital appreciation. Dividend-paying stocks were not particularly prized by investors during

Market Barometer	Total Returns Periods Ended March 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	6.7%	13.2%	4.7%

Russell 2000 Index (Small-caps)	15.2	25.8	12.6

Dow Jones Wilshire 5000 Index (Entire market)	8.0	15.0	6.0

MSCI All Country World Index ex USA (International)	14.6	28.1	11.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	-0.1%	2.3%	5.1%

Lehman Municipal Bond Index	1.0	3.8	5.2

Citigroup 3-Month Treasury Bill Index	1.9	3.5	2.1

CPI

Consumer Price Index	0.5%	3.4%	2.5%

1 Annualized.

        the past six months, and the fund’s positions in the income-rich utilities and energy sectors had negative returns for the period.

Since part of the fund’s mandate is to invest in stocks with above-average dividend yields, the fund’s holdings and sector weightings—and, consequently, the fund’s returns—will normally diverge from those of the Russell benchmark, which includes many non-dividend-paying stocks. During the past six months, much of the gap between the fund’s performance and that of the index was a function of the advisors’ stock selections within each sector, not of decisions to under- or overweight particular industry groups.

Since September 23, 2005, the fund’s assets have been allocated between two advisors: Wellington Management Company, LLP, and Vanguard Quantitative Equity Group. The fund’s multimanager structure continues to offer a contrast in investment approaches, and the fund’s investment objective remains unchanged.

Time is on your side in reaching your goals

As the prudent investor knows, time is your best ally in reaching your financial objectives. Over time, a balanced, well-diversified portfolio helps put you in position to reap the rewards of the best-performing assets while muting the risks of the worst-performing ones.

Fund Assets Managed	March 31, 2006
	$ Million	Percentage

Wellington Management Company, LLP	$2,505	58%

Vanguard Quantitative Equity Group	1,683	39

Cash Investments[1]	136	3

Total	$4,324	100%

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

In investing, the need for a long-term perspective is constant. Portfolios that are balanced among asset classes—including money market, bond, and stock mutual funds—have historically provided the returns that can help you meet your long- term goals. With that in mind, Vanguard has always counseled that the best solution is a carefully considered, balanced portfolio with an asset allocation suitable to your time horizon, risk tolerance, and long-term objectives.

With its low expenses and long-term focus on attractively valued stocks, Vanguard Equity Income Fund can play a useful role in just such a diversified portfolio.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
April 19, 2006

Annualized Expense Ratios:[1] Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Equity Income Fund

Equity Income Fund	0.30%	0.17%	1.37%

1 Fund expense ratios reflect the six months ended March 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc and captures information through year-end 2005.

Advisors’ Report

During the six months ended March 31, 2006, the Investor Shares of Vanguard Equity Income Fund returned 6.3%, and the lower-cost Admiral Shares returned 6.4%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund.

The advisors, the percentage of the fund’s assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half-year and how portfolio positioning reflects this assessment.

Wellington Management Company, LLP

Portfolio Manager: John R. Ryan, Senior Vice President, Managing Partner

During the last six months, economic growth has been stronger than we expected both domestically and globally. We continue to expect the pace of economic growth in the United States to moderate, driven by weaker consumer spending. This expected slowdown is driven by higher interest rates across the yield curve and continued high energy prices, with oil prices topping $70 per barrel. Both of these factors will likely reduce consumers’ disposable income. A slower pace of housing appreciation, which has been an important contributor to consumer spending over the past few years, will limit consumers’ ability to withdraw equity from their homes. We expect the industrial sector to remain relatively strong due to robust capital spending, strong global demand, and healthy balance sheets.

Vanguard Equity Income Fund
Investment Advisors	Assets Managed (%)	Investment Strategy

Wellington Management Company, LLP	58	A fundamental approach to seeking desirable
		stocks.
		Our selections typically offer above-average
		dividend
		yields, below-average valuations, and the
		potential for
		dividend increases in the future.

Vanguard Quantitative Equity Group	39	Quantitative management with the primary
		assessment of a company's future prospects made
		by evaluating its current valuation
		characteristics in
		relation to its historical characteristics.

Cash Investments[1]	3

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Global economic growth remains strong as major economies expand concurrently. Although we expect global economic growth to be strong during the next 12 months, central banks in Europe, Japan, and the United States are all in the process of raising interest rates, which should eventually dampen global growth.

We continue to be cautious about investors’ complacency and their willingness to take on more risk. Additionally, geopolitical concerns include nationalistic trends in South America, discussions of increased protectionism in the United States and Europe, and increased political uncertainty domestically.

Our purchases over the past six months exhibit no overall theme, but rather reflect stock-specific fundamentals. Purchases included UBS, General Electric, Pitney Bowes, Allstate, and Goodrich. Our sales focused on stocks that either achieved our price targets, such as Emerson Electric and Heinz, or those that experienced deteriorating fundamentals, such as XL Capital, ConocoPhillips, and Dominion Resources.

Vanguard Quantitative Equity Group

Portfolio Manager: James P. Stetler, Principal

The investment approach for our portion of the fund is to buy securities whose current valuation characteristics are attractive relative both to their history and to the market. We do not constrain the portfolio to have the same market capitalization and sector exposures as an overall market-based benchmark. In essence, we are betting on “mean reversion” at both an individual stock level and a sector level. Our portfolio tends to favor stocks in sectors that have been under pressure, while generally avoiding or selling stocks in industries that have been performing well.

Over the past six months, our portfolio’s sells were concentrated in securities whose share prices had recently risen because the companies were acquisition targets (for example, grocery store operator Albertsons, newspaper chain Knight Ridder, and banking entity Independence Community Bancorp). We reinvested these sale proceeds in securities across a range of market segments. One general trend was our purchase of media stocks whose share prices had fallen, but that sported relatively high dividend payouts. Examples of major purchases in the media segment included Tribune, Gannett, Belo, and The New York Times. Our portfolio’s positioning currently favors consumer stocks as a group, while significantly underweighting energy concerns because of their historically high current valuations relative to their own history and the market.

Fund Profile
As of March 31, 2006

Portfolio Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	149	635	4,980

Median Market Cap	$35.4B	$36.5B	$26.3B

Price/Earnings Ratio	15.8x	15.3x	20.9x

Price/Book Ratio	2.5x	2.2x	2.9x

Yield		2.4%	1.6%

Investor Shares	2.8%

Admiral Shares	2.9%

Return on Equity	20.0%	16.1%	17.2%

Earnings Growth Rate	11.9%	13.4%	10.5%

Foreign Holdings	4.0%	0.0%	2.4%

Turnover Rate	22%[3]	--	--

Expense Ratio		--	--

Investor Shares	0.30%[3]

Admiral Shares	0.17%[3]

Short-Term Reserves	0%	--	--

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Consumer Discretionary	9%	9%	12%

Consumer Staples	11	5	8

Energy	7	14	9

Financials	32	37	22

Health Care	9	7	12

Industrials	10	7	11

Information Technology	1	5	16

Materials	7	4	4

Telecommunication Services	6	6	3

Utilities	8	6	3

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.95	1.00	0.85	1.00

Beta	0.92	1.00	0.83	1.00

Ten Largest Holdings[4] (% of total net assets)

Bank of America Corp.	diversified banks	3.4%

Caterpillar, Inc.	Construction and farm machinery and heavy trucks	3.2

AT&T Inc.	Integrated telecommunication services	2.7

Citigroup, Inc.	Diversified financial services	2.6

ExxonMobil Corp.	integrated oil and gas	2.5

ConocoPhillips Co.	integrated oil and gas	2.0

Wyeth	pharmaceuticals	1.9

General Electric Co.	Industrial conglomerates	1.9

SunTrust Banks, Inc.	regional banks	1.6

Merrill Lynch & Co., Inc.	investment banking and brokerage	1.5

Top Ten		23.3%

Investment Focus

1 Russell 1000 Value Index.
2 Dow Jones Wilshire 5000 Index.
3 Annualized.
4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 25 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1995–March 31, 2006

Average Annual Total Returns: Periods Ended March 31, 2006				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	3/21/1988	10.85%	6.18%	6.87%	2.94%	9.81%

Admiral Shares	8/13/2001	11.05	5.94[2]	--	--	--

1 Six months ended March 31, 2006. 2 Return since inception. Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.

Financial Statements (unaudited)s

Statement of Net Asset
As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Shares	Market Value• ($000)

Common Stocks (97.9%)1
Consumer Discretionary (8.6%)
Jones Apparel Group, Inc.	890,700	31,504
Leggett & Platt, Inc.	1,256,400	30,619
Mattel, Inc.	1,668,210	30,245
Family Dollar Stores, Inc.	1,101,100	29,289
Newell Rubbermaid, Inc.	1,058,800	26,671
Ford Motor Co.	3,265,804	25,996
International Game Technology	691,097	24,341
^New York Times Co. Class A	905,800	22,926
Gannett Co., Inc.	332,300	19,912
^General Motors Corp.	856,800	18,224
Gentex Corp.	1,041,700	18,188
Tribune Co.	641,100	17,585
Dow Jones & Co., Inc.	395,400	15,539
^Regal Entertainment Group Class A	748,800	14,085
Eastman Kodak Co.	415,024	11,803
Belo Corp. Class A	579,200	11,515
Limited Brands, Inc.	442,112	10,814
McDonald's Corp.	311,600	10,707
		369,963
Consumer Staples (11.1%)
Altria Group, Inc.	871,455	61,751
Kimberly-Clark Corp.	920,575	53,209
Colgate-Palmolive Co.	719,000	41,055
Kellogg Co.	805,310	35,466
Campbell Soup Co.	975,466	31,605
Avon Products, Inc.	924,600	28,820
Kraft Foods Inc.	926,997	28,097
Sysco Corp.	831,200	26,640
PepsiCo, Inc.	455,500	26,323
The Coca-Cola Co.	620,805	25,993
ConAgra Foods, Inc.	1,198,900	25,728
General Mills, Inc.	416,673	21,117
Diageo PLC ADR	301,850	19,146
Anheuser-Busch Cos., Inc.	299,000	12,788
Sara Lee Corp.	662,570	11,847
H.J. Heinz Co.	294,100	11,152
The Procter & Gamble Co.	167,220	9,635
J.M. Smucker Co.	133,600	5,304
The Clorox Co.	60,897	3,645
		479,321
Energy (6.7%)
ExxonMobil Corp.	1,798,305	109,445
ConocoPhillips Co.	1,370,400	86,541
BP PLC ADR	695,486	47,947
Royal Dutch Shell PLC ADR Class B	289,877	18,885
Royal Dutch Shell PLC ADR Class A	212,500	13,230
Kinder Morgan, Inc.	136,700	12,575
		288,623
Financials (31.0%)
Capital Markets (4.6%)
Merrill Lynch & Co., Inc.	838,523	66,042

Shares	Market Value• ($000)

UBS AG	322,000	35,410
Mellon Financial Corp.	769,600	27,398
State Street Corp.	438,114	26,475
Northern Trust Corp.	319,800	16,790
The Bank of New York Co., Inc.	417,900	15,061
Morgan Stanley	165,200	10,378
Commercial Banks (13.2%)
Bank of America Corp.	3,188,638	145,211
SunTrust Banks, Inc.	930,100	67,674
Wells Fargo & Co.	1,027,165	65,605
Wachovia Corp.	848,824	47,577
PNC Financial Services Group	588,782	39,631
U.S. Bancorp	1,259,179	38,405
National City Corp.	847,800	29,588
Fifth Third Bancorp	698,000	27,473
Comerica, Inc.	350,200	20,301
First Horizon National Corp.	322,100	13,416
Popular, Inc.	588,800	12,223
BB&T Corp.	311,800	12,223
Huntington Bancshares Inc.	497,400	12,002
City National Corp.	137,000	10,520
Synovus Financial Corp.	353,000	9,563
Zions Bancorp	105,300	8,711
FirstMerit Corp.	248,000	6,116
TCF Financial Corp.	109,895	2,830
Diversified Financial Services (3.9%)
Citigroup, Inc.	2,374,366	112,141
JPMorgan Chase & Co.	1,401,509	58,359
Insurance (5.3%)
The Chubb Corp.	462,100	44,103
The Allstate Corp.	647,500	33,741
ACE Ltd.	574,200	29,864
MBIA, Inc.	433,035	26,038
Cincinnati Financial Corp.	606,843	25,530
Arthur J. Gallagher & Co.	698,139	19,415
Marsh & McLennan Cos., Inc.	543,100	15,945
Lincoln National Corp.	223,013	12,174
Fidelity National Financial, Inc.	309,940	11,012
Nationwide Financial Services, Inc.	139,100	5,984
Mercury General Corp.	72,200	3,964
Fidelity National Title Group, Inc. Class A	54,239	1,235
Real Estate (1.1%)
Regency Centers Corp. REIT	475,200	31,929
Host Marriott Corp. REIT	488,000	10,443
KKR Financial Corp. REIT	297,900	6,682
Thrifts & Mortgage Finance (2.9%)
Freddie Mac	463,100	28,249
^New York Community Bancorp, Inc.	1,560,100	27,333
Washington Mutual, Inc.	522,265	22,259
Countrywide Financial Corp.	586,600	21,528
Fannie Mae	313,900	16,134
Astoria Financial Corp.	338,250	10,472
		1,341,157
Health Care (8.8%)
Wyeth	1,700,598	82,513
Pfizer Inc.	2,428,880	60,528
Abbott Laboratories	1,325,270	56,284
Baxter International, Inc.	964,400	37,428
Bristol-Myers Squibb Co.	1,158,432	28,509
Eli Lilly & Co.	501,569	27,737
Merck & Co., Inc.	774,488	27,285
Johnson & Johnson	430,191	25,476
AstraZeneca Group PLC ADR	491,300	24,678
GlaxoSmithKline PLC ADR	228,393	11,947
		382,385
Industrials (9.7%)
Caterpillar, Inc.	1,940,200	139,326
General Electric Co.	2,349,524	81,716

Shares	Market Value• ($000)

Pitney Bowes, Inc.	762,835	32,749
Goodrich Corp.	617,700	26,938
Rockwell Automation, Inc.	361,700	26,010
United Parcel Service, Inc.	286,600	22,750
Honeywell International Inc.	401,762	17,183
Deere & Co.	204,500	16,166
3M Co.	198,400	15,017
R.R. Donnelley & Sons Co.	424,400	13,886
Dover Corp.	179,400	8,712
Avery Dennison Corp.	141,500	8,275
Teleflex Inc.	93,700	6,712
The Boeing Co.	77,732	6,058
		421,498
Information Technology (0.9%)
Automatic Data Processing, Inc.	452,900	20,688
Paychex, Inc.	299,400	12,473
Intel Corp.	264,900	5,126
		38,287
Materials (7.1%)
Dow Chemical Co.	1,502,945	61,020
Alcoa Inc.	1,384,100	42,298
E.I. du Pont de
Nemours & Co.	988,727	41,734
International Paper Co.	956,620	33,070
PPG Industries, Inc.	457,400	28,976
Bowater Inc.	935,800	27,681
Air Products &
Chemicals, Inc.	352,300	23,671
Weyerhaeuser Co.	267,200	19,353
Valspar Corp.	564,000	15,719
Freeport-McMoRan Copper & Gold, Inc. Class B	124,200	7,424
Temple-Inland Inc.	120,400	5,364
		306,310
Telecommunication Services (5.4%)
AT&T Inc.	4,250,253	114,927
Verizon Communications Inc.	1,567,657	53,394
BellSouth Corp.	962,106	33,337
Sprint Nextel Corp.	1,251,900	32,349
		234,007
Utilities (7.3%)
FPL Group, Inc.	1,262,566	50,679
Dominion Resources, Inc.	694,985	47,975
Exelon Corp.	646,500	34,200
SCANA Corp.	563,400	22,108
PPL Corp.	726,300	21,353
Southern Co.	624,400	20,462
Puget Energy, Inc.	950,100	20,123
Consolidated Edison Inc.	414,800	18,044
TXU Corp.	343,600	15,380
Duke Energy Corp.	416,634	12,145
Northeast Utilities	618,300	12,075
Pinnacle West Capital Corp.	250,200	9,783
Public Service Enterprise Group, Inc.	144,300	9,241
Entergy Corp.	113,200	7,804
Cinergy Corp.	170,100	7,724
NiSource, Inc.	299,500	6,056
		315,152
Exchange-Traded Fund (1.3%)
2Vanguard Value VIPERs	963,400	57,650
Total Common Stocks
(Cost $3,440,208)		4,234,353
Temporary Cash Investments (3.3%)1
Money Market Fund (2.8%)
3Vanguard Market Liquidity
Fund, 4.715%	80,391,412	80,391
3Vanguard Market Liquidity
Fund, 4.715%--Note G	39,322,100	39,322
		119,713
Repurchase Agreement (0.3%)
J.P. Morgan Securities Inc.
4.830%, 4/3/06 (Dated 3/31/06,
Repurchase Value $15,006,000,
Collateralized by Federal National
Mortgage Assn. 5.000%, 2/1/36-3/1/36)	15,000	15,000
U.S. Agency Obligations (0.2%)
4Federal Home Loan
Mortgage Corp.
54.515%, 4/18/06	2,000	1,996
4Federal National
Mortgage Assn
54.419%, 4/12/06	4,500	4,495
		6,491
Total Temporary Cash Investments
(Cost $141,203)		141,204
Total Investments (101.2%)
(Cost $3,581,411)		4,375,557
Other Assets and Liabilities (-1.2%)
Other Assets--Note C		21,349
Liabilities--Note G		(73,082)
		(51,733)
Net Assets (100%)		4,323,824

At March 31, 2006, net assets consisted of:6
Amount ($000)
Paid-in Capital	3,451,757
Overdistributed Net Investment Income	(3,996)
Accumulated Net Realized Gains	81,848
Unrealized Appreciation
Investment Securities	794,146
Futures Contracts	69
Net Assets	4,323,824
Investor Shares--Net Assets
Applicable to 116,236,247 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,761,039
Net Asset Value Per Share--
Investor Shares	$23.75
Admiral Shares--Net Assets
Applicable to 31,389,481 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,562,785
Net Asset Value Per Share--
Admiral Shares	$49.79

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 1.3%, respectively, of net assets. See Note E in Notes to Financial Statements.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
5 Securities with a value of $6,491,000 have been segregated as initial margin for open futures contracts.
6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended Mar. 31, 2006
($000)

Investment Income

Income

Dividends[1]	69,312

Interest[1]	1,468

Security Lending	233

Total Income	71,013

Expenses

Investment Advisory Fees--Note B

Basic Fee	1,657

Performance Adjustment	(197)

The Vanguard Group--Note C

Management and Administrative

Investor Shares	2,763

Admiral Shares	542

Marketing and Distribution

Investor Shares	449

Admiral Shares	162

Custodian Fees	93

Shareholders' Reports

Investor Shares	53

Admiral Shares	1

Trustees' Fees and Expenses	2

Total Expenses	5,525

Expenses Paid Indirectly--Note D	(88)

Net Expenses	5,437

Net Investment Income	65,576

Realized Net Gain (Loss)

Investment Securities Sold[1]	85,177

Futures Contracts	1,662

Realized Net Gain (Loss)	86,839

Change in Unrealized Appreciation (Depreciation)

Investment Securities	113,474

Futures Contracts	2

Change in Unrealized Appreciation (Depreciation)	113,476

Net Increase (Decrease) in Net Assets Resulting from Operations	265,891

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,011,000, $795,000, and $3,484,000, respectively.

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	65,576	112,916

Realized Net Gain (Loss)	86,839	223,447

Change in Unrealized Appreciation (Depreciation)	113,476	108,524

Net Increase (Decrease) in Net Assets Resulting from Operations	265,891	444,887

Distributions

Net Investment Income

Investor Shares	(44,454)	(84,682)

Admiral Shares	(25,331)	(26,180)

Realized Capital Gain1

Investor Shares	(124,462)	(149,036)

Admiral Shares	(65,693)	(31,863)

Total Distributions	(259,940)	(291,761)

Capital Share Transactions--Note H

Investor Shares	(176,743)	(28,703)

Admiral Shares	143,132	779,228

Net Increase (Decrease) from Capital Share Transactions	(33,611)	750,525

Total Increase (Decrease)	(27,660)	903,651

Net Assets

Beginning of Period	4,351,484	3,447,833

End of Period[2]	4,323,824	4,351,484

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $20,387,000 and $74,551,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Including undistributed (overdistributed) net investment income of ($3,996,000) and $213,000.

Financial Highlights

Equity Income Fund Investor Shares
	Six Months Ended Mar. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$23.73	$22.82	$20.11	$17.36	$22.22	$24.06

Investment Operations

Net Investment Income	.357	.653	.576	.50	.48	.539

Net Realized and Unrealized Gain (Loss)

on Investments	1.097	2.069	3.196	2.75	(4.26)	(.699)

Total from Investment Operations	1.454	2.722	3.772	3.25	(3.78)	(.160)

Distributions

Dividends from Net Investment Income	(.380)	(.640)	(.585)	(.50)	(.48)	(.540)

Distributions from Realized Capital Gains	(1.054)	(1.172)	(.477)	--	(.60)	(1.140)

Total Distributions	(1.434)	(1.812)	(1.062)	(.50)	(1.08)	(1.680)

Net Asset Value, End of Period	$23.75	$23.73	$22.82	$20.11	$17.36	$22.22

Total Return	6.31%	12.27%	19.07%	18.87%	-17.89%	-0.81%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$2,761	$2,934	$2,838	$2,221	$1,776	$2,182

Ratio of Total Expenses to

Average Net Assets[1]	0.30%[2]	0.32%	0.32%	0.45%	0.46%	0.47%

Ratio of Net Investment Income to

Average Net Assets	3.01%[2]	2.80%	2.61%	2.61%	2.21%	2.26%

Portfolio Turnover Rate	22%[2]	42%	36%	55%	21%	31%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.03%, 0.03%, and 0.02%. 2 Annualized.

Equity Income Fund Admiral Shares
	Six Months Ended Mar. 31,	Year Ended September 30,				Aug. 13[1] to Sept. 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$49.74	$47.83	$42.15	$36.39	$46.57	$50.00

Investment Operations

Net Investment Income	.784	1.434	1.255	1.078	1.040	.128

Net Realized and Unrealized Gain (Loss)

on Investments	2.308	4.338	6.698	5.770	(8.918)	(3.301)

Total from Investment Operations	3.092	5.772	7.953	6.848	(7.878)	(3.173)

Distributions

Dividends from Net Investment Income	(.833)	(1.406)	(1.273)	(1.088)	(1.044)	(.257)

Distributions from Realized Capital Gains	(2.209)	(2.456)	(1.000)	--	(1.258)	--

Total Distributions	(3.042)	(3.862)	(2.273)	(1.088)	(2.302)	(.257)

Net Asset Value, End of Period	$49.79	$49.74	$47.83	$42.15	$36.39	$46.57

Total Return	6.40%	12.42%	19.19%	18.98%	-17.80%	-6.31%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,563	$1,417	$610	$416	$253	$162

Ratio of Total Expenses to

Average Net Assets[2]	0.17%[3]	0.19%	0.22%	0.35%	0.39%	0.39%[3]

Ratio of Net Investment Income to

Average Net Assets	3.14%[3]	2.96%	2.71%	2.71%	2.29%	2.11%[3]

Portfolio Turnover Rate	22%[3]	42%	36%	55%	21%	31%

1 Inception.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.03%, 0.03%, and 0.02%.
3 Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the name Vanguard Fenway Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income average.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $259,000 for the six months ended March 31, 2006. For the six months ended March 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a decrease of $197,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2006, the fund had contributed capital of $481,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.48% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2006, these arrangements reduced expenses by $88,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s return of capital distributions and tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $794,146,000, consisting of unrealized gains of $845,575,000 on securities that had risen in value since their purchase and $51,429,000 in unrealized losses on securities that had fallen in value since their purchase. At March 31, 2006, the aggregate settlement value of open futures contracts expiring in June 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	244	79,501	94

E-mini S&P 500 Index	53	3,454	(25)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended March 31, 2006, the fund purchased $457,894,000 of investment securities and sold $676,570,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2006, was $38,240,000, for which the fund received cash collateral of $39,322,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	225,238	9,599	835,292	35,731

Issued in Lieu of Cash Distributions	153,875	6,634	212,252	9,176

Redeemed	(555,856)	(23,650)	(1,076,247)	(45,633)

Net Increase (Decrease)—Investor Shares	(176,743)	(7,417)	(28,703)	(726)

Admiral Shares

Issued	222,789	4,506	864,898	17,467

Issued in Lieu of Cash Distributions	73,709	1,515	43,432	894

Redeemed	(153,366)	(3,121)	(129,102)	(2,620)

Net Increase (Decrease)—Admiral Shares	143,132	2,900	779,228	15,741

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2006
Equity Income Fund	Beginning Account Value 9/30/2005	Ending Account Value 3/31/2006	Expenses Paid During Period[1]

Based on Actual Fund Return

Investor Shares	$1,000.00	$1,063.10	$1.54

Admiral Shares	1,000.00	1,064.01	0.87

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,023.44	$1.51

Admiral Shares	1,000.00	1,024.08	0.86

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 21 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Renew Advisory Arrangements

The board of trustees of Vanguard Equity Income Fund has renewed the fund’s investment advisory arrangements with Wellington Management Company, LLP, and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board determined that retention of the two advisors was in the best interests of the fund and its shareholders. The board decided to renew the arrangements with Wellington Management and Vanguard based upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company. Wellington Management, which was founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the fund since 2000. The advisor continues to employ a sound process, selecting stocks of high-quality companies that are out of favor with investors. Stocks are selected using a bottom-up approach, supported by Wellington Management’s deep industry research capabilities.

The Vanguard Group. Vanguard has been managing investments for more than two decades.

George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $690 billion in assets (stocks and bonds). The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each advisor has carried out its investment strategy in a disciplined fashion, and the results provided by each have been in line with expectations. The fund’s short-term and since-inception performance has slightly trailed that of its benchmark due to the fund’s higher-yield bias; however, the fund has remained competitive versus its peer group. Information about the fund’s performance, including some of the performance data considered by the board, can be found in the Performance Summary portion of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not consider a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc., since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

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Direct Investor Account Services > 800-662-2739
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Q652 052006

   Vanguard® Growth Equity Fund

  > Semiannual Report

  March 31, 2006

> Vanguard Growth Equity Fund returned 10.0% during the six months ended March 31, 2006.

> The fund outperformed its benchmark index, the average competing fund, and the broad U.S. market.

> The advisor’s selections among technology, financial services, and consumer discretionary stocks contributed to the fund’s excellent performance.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	6

Fund Profile	8

Performance Summary	9

Financial Statements	10

About Your Fund's Expenses	18

Glossary	20

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2006
Total Return

Vanguard Growth Equity Fund	10.0%

Russell 1000 Growth Index	6.2

Average Large-Cap Growth Fund[1]	6.4

Dow Jones Wilshire 5000 Index	8.0

Your Fund's Performance at a Glance September 30, 2005-March 31, 2006			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Growth Equity Fund	$10.05	$11.05	$0.001	$0.000

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Growth Equity Fund returned 10.0% for the six months ended March 31, 2006, an excellent performance during a period in which large-cap value stocks outperformed large-cap growth stocks. Once again, the fund surpassed the returns of its benchmark index, its peer-group average, and the broad market, as it did in the most recent fiscal year.

The fund focuses on a corner of the growth-stock market that performed particularly well during the six months: companies with rapidly growing earnings. The fund’s largest sector, information technology, is home to many such companies, and their stocks soared as consumers’ and businesses’ appetites for new technologies expanded. The fund was similarly well-positioned in the financials and consumer discretionary sectors, where its holdings generated particularly strong earnings.

Stocks soared in the new year as positive reports mounted

In the fiscal half-year, stocks staged a performance in two acts: From October through December, returns stayed modest, but the first three months of 2006 saw a sharp rise in stock prices. First-quarter economic news included a jump in U.S. economic growth from 2005‘s already strong level; a surge in consumer confidence that paralleled growth in new jobs; and growth in corporate earnings that was expected to hit double digits for the 16th consecutive quarter.

2

Markets rewarded the good news handsomely. Continuing a trend of recent years, small-capitalization stocks in the United States led large-caps; reversing recent trends, the U.S. small-caps also outperformed broad international markets. However, Japanese and emerging markets continued to dominate other market segments.

Moves in the U.S. bond market signaled a return to normalcy

On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, the 15th consecutive rate increase since June 2004. During most of 2005, short-term rates followed the Fed’s moves but, in a bond market anomaly, long-term rates held steady. In the first quarter of 2006, however, rate movements followed a more typical pattern, rising in concert across the maturity spectrum. In this environment, shorter-term securities outperformed long-term bonds, and municipal issues generally outperformed corporate securities.

The advisor selected carefully in uneven technology sector

Approximately half of the Growth Equity Fund’s assets on average were deployed in information technology, consumer discretionary, and financials stocks during the period. Turner Investment Partners, your fund’s advisor, chose well within each sector, particularly the highly volatile technology group, which alone accounted for 31% of the fund’s assets, on average, during the six months.

Market Barometer	Total Returns Periods Ended March 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	6.7%	13.2%	4.7%

Russell 2000 Index (Small-caps)	15.2	25.8	12.6

Dow Jones Wilshire 5000 Index (Entire market)	8.0	15.0	6.0

MSCI All Country World Index ex USA (International)	14.6	28.1	11.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	-0.1%	2.3%	5.1%

Lehman Municipal Bond Index	1.0	3.8	5.2

Citigroup 3-Month Treasury Bill Index	1.9	3.5	2.1

CPI

Consumer Price Index	0.5%	3.4%	2.5%

1 Annualized.

3

In comparison with the benchmark Russell 1000 Growth Index, Turner heavily overweighted some of the tech sector’s best performers; at the same time, the advisor avoided some big index names that underperformed during the period, such as Intel, Microsoft, and Dell. Notable contributors among the fund’s tech holdings included Google, Broadcom, and Akamai Technologies. Google returned 23%, benefitting from increased search traffic and advertising revenue. Broadcom and Akamai, which provide the semiconductor chips and infrastructure that fed expanding demand for high-speed Internet access, returned 38% and 106%, respectively. Together, the three stocks made up 5.7% of Growth Equity’s portfolio, on average—an example of the advisor’s concentrated approach.

Standouts within the consumer discretionary sector included Starbucks and Sony, whose stocks soared 50% and 39%, respectively. In financials, the advisor overweighted companies that benefited from a strong market for stocks and commodities, including Charles Schwab and the Chicago Mercantile Exchange.

The fund’s weakest sector on an absolute basis was health care. As a group, these stocks represented nearly 20% of the fund and gained less than 1%. The advisor sagaciously chose to underweight the pharmaceuticals area, which produced poor results, but did hold some of the weaker performers among health care supplies and services companies, including pharmacy benefit managers. A small weighting in the materials sector also provided weak results relative to the benchmark.

Time is on your side in reaching your goals

As the prudent investor knows, time is your best ally in reaching your financial objectives. A long-term perspective is critical to investing in a fund such as

Annualized Expense Ratios[1] Your fund compared with its peer group
	Fund	Average Large-Cap Growth Fund

Growth Equity Fund	1.05%	1.46%

1 Fund expense ratio reflects the six months ended March 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

Vanguard Growth Equity Fund. The stocks in the portfolio turn over at a high rate, reflecting the advisor’s aggressive search for companies enjoying rapid and accelerating earnings growth. No company can stay on such a trajectory indefinitely, and the advisor is continually repositioning the portfolio in an effort to capitalize on the next source of rapid earnings growth. We believe that the benefits of this approach, which includes holding concentrated positions in relatively few stocks, become clear over time. Over shorter periods, however, the fund’s fast-growing, high-priced portfolio can be very volatile, occasionally sustaining sizable declines.

Because of this potential volatility, we believe the Growth Equity Fund is best suited for a supplemental role within a carefully considered, balanced portfolio that features an asset allocation suitable to your time horizon, risk tolerance, and long-term objectives.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
April 18, 2006

5

Advisor’s Report

The stock market shrugged off persistent bearish worries about high oil prices, rising interest rates, inflation, and slowing corporate earnings to quietly register a strong gain for the six-month period ended March 31, 2006. For its part, the Growth Equity Fund returned 10.0%, eclipsing not only the Standard & Poor’s 500 Index, which advanced 6.4%, but also the Russell 1000 Growth Index, up 6.2%.

As the stock market climbed, the economy and corporate profits continued to grow at a slower but possibly more sustainable pace, and the core inflation rate remained tame. Profits, which drive stock prices in the long run, grew at a double-digit clip, ahead of the 7% average that has prevailed since the 1980s. Indeed, if the current market rally can be attributed to a single factor, it’s the sustained, healthy growth in corporate earnings: The companies in the S&P 500 Index have reported earnings increases of at least 10% for 16 consecutive quarters, a record. And Wall Street analysts expect them to continue reporting double-digit earnings growth throughout 2006; the consensus is for an increase of 12.0%.

Our successes and shortfalls

The fund’s growth-oriented holdings capitalized on good earnings news as all 11 sectors recorded positive returns. (We use index sectors as categorized by Russell, which are different from the global industry classification system used by Vanguard funds and reflected in the Fund Profile.) In comparison with the Russell 1000 Growth Index, the largest amount of the fund’s excess return came from the technology, utility, and consumer discretionary sectors. Conversely, the materials & processing and producer durables sectors detracted the most from performance.

In the technology sector, our overweighted position in semiconductor stocks provided a significant boost to performance. Robust returns came from Broadcom (+38%) and Marvell Technology Group (+17%), companies that have been well-positioned to take advantage of consumers’ insatiable appetite for personal computers, cell phones, digital cameras, digital TVs, and MP3 players. Advanced Micro Devices (+32%) also climbed substantially as it continued to take market share from Intel.

Our holdings in the utility sector have been relatively small (less than 2% of the portfolio), but results have been quite strong (+37%), substantially outpacing the benchmark’s performance in this sector (–5%) for the period. Specifically, our holdings in America Movil SA de CV (+33%) and NII Holdings (+40%) have been capitalizing on the rollout of wireless communications services in Latin America. These markets generally have low penetration rates for wireless services, and new subscriber growth has been explosive.

In the consumer discretionary sector, Google (+23%) has been a clear winner in the Internet search arena, capturing market share from other search providers. As overall search activity has continued to

6

grow, Google has attracted advertising dollars at a healthy pace. As of this writing, the stock has given up some of its recent gains; however, we continue to maintain a favorable outlook for Google, as growth in the United States remains very strong and the company will use it to support promising new initiatives (video, local, mobile, and talk).

Strong results also came from Sony (+39%) in the period, a result in part of the company’s improved operating performance and solid positioning in the digital television market. In addition, Monster Worldwide, the leader in online recruitment, saw its stock soar 62% in the half-year; the company benefited from tighter labor markets and the build-out of its European sales team.

In the materials & processing sector, the fund’s performance was hampered by negative returns from both Freeport-McMoRan Copper & Gold and BHP Billiton. These mining companies were plagued by production problems at key facilities, and we have sold them both. In the producer durables sector, the largest detractor was Novellus Systems (–4%), a semiconductor equipment manufacturer that was hurt by concerns about loss of market share; we believe these concerns are overblown.

Our outlook

As for what the future holds, we think that corporate earnings may continue to exceed expectations and that the stock market could finish 2006 with a gain. However, many investors fear that the Federal Reserve’s continuing rate hikes—to date, a total of 15 consecutive increases since June 2004—will unduly raise the cost of borrowing for consumers and corporate America, stifle consumer spending, diminish corporate profits, and end the bull market begun in late 2002. From our perspective, we believe that the Fed is nearing the end of this tightening cycle, which, once concluded, will be beneficial to equity markets.

Looking forward, we think that the fund’s large-cap holdings offer the best return potential for three reasons. First, as the economic expansion moderates, the market may favor companies that can produce relatively consistent financial results. Large-cap companies have a more diversified mix of products and services, which makes for a more stable base of revenue and profits. Second, large-caps offer more attractive valuations, because while these companies’ earnings have been growing at double-digit rates since 2003, their stock prices have lagged, resulting in a contraction of their price/earnings multiples. Third, after seven years of underperformance, a reversion to the mean is likely to take place at some point, with large-cap stocks finally outpacing small-cap equities.

Bob Turner
Chairman and Chief Investment Officer
Turner Investment Partners
April 21, 2006

7

Fund Profile
As of March 31, 2006

Portfolio Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	79	630	4,980

Median Market Cap	$25.5B	$41.0B	$26.3B

Price/Earnings Ratio	30.1x	21.8x	20.9x

Price/Book Ratio	4.1x	4.1x	2.9x

Yield	0.0%	1.1%	1.6%

Return on Equity	15.0%	20.4%	17.2%

Earnings Growth Rate	23.5%	18.6%	10.5%

Foreign Holdings	9.7%	0.0%	2.4%

Turnover Rate	140%[3]	--	--

Expense Ratio	1.05%[3]	--	--

Short-Term Reserves	1%	--	--

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Consumer Discretionary	13%	14%	12%

Consumer Staples	9	11	8

Energy	3	4	9

Financials	8	7	22

Health Care	19	19	12

Industrials	11	15	11

Information Technology	31	27	16

Materials	3	2	4

Telecommunication Services	2	1	3

Utilities	0	0	3

Short-Term Reserves	1%	--	--

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.90	1.00	0.88	1.00

Beta	1.20	1.00	1.19	1.00

Ten Largest Holdings[4] (% of total net assets)

General Electric Co.	Industrial conglomerates	4.0%

The Procter & Gamble Co.	household products	3.5

Google Inc.	Internet software and services	3.2

QUALCOMM Inc.	Communications equipment	2.7

PepsiCo, Inc.	soft drinks	2.7

Cisco Systems, Inc.	communications equipment	2.3

eBay Inc.	Internet software and services	2.3

Applied Materials, Inc.	Semiconductor equipment	2.2

Gilead Sciences, Inc.	biotechnology	2.0

Broadcom Corp.	semiconductors	1.9

Top Ten		26.8%

Investment Focus

1 Russell 1000 Growth Index.
2 Dow Jones Wilshire 5000 Index.
3 Annualized.
4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
See page 20 for a glossary of investment terms.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1995–March 31, 2006

Average Annual Total Returns: Periods Ended March 31, 2006				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Growth Equity Fund	3/11/1992	20.51%	2.53%	7.45%	0.06%	7.51%

1 Six months ended March 31, 2006.
Note: See Financial Highlights table on page 15 for dividend and capital gains information.

9

Financial Statements (unaudited)

Statement of Net Assets
 As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Shares	Market Value• ($000)

Common Stocks (99.4%)
Consumer Discretionary (13.0%)
Starwood Hotels & Resorts Worldwide, Inc.	208,500	14,122
*Starbucks Corp.	348,340	13,112
Sony Corp. ADR	280,960	12,944
International Game Technology	339,210	11,947
*Coach, Inc.	324,260	11,213
Toyota Motor Corp. ADR	73,520	8,006
*Scientific Games Corp.	215,240	7,561
Station Casinos, Inc.	81,260	6,450
*Chico's FAS, Inc.	153,230	6,227
*Las Vegas Sands Corp.	109,090	6,181
Matsushita Electric Industrial Co., Ltd. ADR	195,070	4,319
*^GameStop Corp. Class A	86,630	4,084
		106,166
Consumer Staples (9.5%)
The Procter & Gamble Co.	501,460	28,894
PepsiCo, Inc.	384,960	22,247
Archer-Daniels-Midland Co.	399,900	13,457
Whole Foods Market, Inc.	153,280	10,184
Fomento Economico Mexicano, SA de CV ADR	35,810	3,282
		78,064
Energy (3.3%)
CONSOL Energy, Inc.	152,290	11,294
Valero Energy Corp.	163,730	9,788
*National Oilwell Varco Inc.	96,340	6,177
		27,259
Financials (7.6%)
American International Group, Inc.	198,230	13,101
Charles Schwab Corp.	632,560	10,886
The Chicago Mercantile Exchange	21,010	9,402
T. Rowe Price Group Inc.	114,990	8,993
Mitsubishi UFJ Financial Group, Inc. ADR	480,760	7,312
*Nasdaq Stock Market Inc.	177,870	7,122
Merrill Lynch & Co., Inc.	73,750	5,809
		62,625
Health Care (19.0%)
*Gilead Sciences, Inc.	264,310	16,445
*Caremark Rx, Inc.	307,970	15,146
UnitedHealth Group Inc.	263,190	14,702
*Genentech, Inc.	170,960	14,448
*WellPoint Inc.	149,010	11,538
Pfizer Inc.	395,080	9,845
Shire Pharmaceuticals Group PLC ADR	200,460	9,319
Allergan, Inc.	76,210	8,269
*Genzyme Corp.	113,250	7,613
*Celgene Corp.	167,370	7,401
*Express Scripts Inc.	72,830	6,402
*Roche Holding AG ADR	75,390	5,611
*Cerner Corp.	116,160	5,512
Teva Pharmaceutical Industries Ltd. Sponsored ADR	132,120	5,441
*Intuitive Surgical, Inc.	42,680	5,036

10

Shares	Market Value• ($000)

*DaVita, Inc.	74,740	4,500
AmerisourceBergen Corp.	92,020	4,442
Omnicare, Inc.	77,930	4,285
		155,955
Industrials (11.2%)
General Electric Co.	945,690	32,891
The Boeing Co.	137,500	10,715
Textron, Inc.	106,720	9,967
Joy Global Inc.	148,265	8,862
Rockwell Automation, Inc.	108,460	7,799
Burlington Northern Santa Fe Corp.	78,720	6,560
*Monster Worldwide Inc.	117,630	5,865
C.H. Robinson Worldwide Inc.	105,870	5,197
*Wesco International, Inc.	51,760	3,520
		91,376
Information Technology (31.1%)
Communications Equipment (9.1%)
QUALCOMM Inc.	443,050	22,423
*Cisco Systems, Inc.	879,790	19,065
*Corning, Inc.	467,140	12,571
*JDS Uniphase Corp.	1,863,180	7,769
*F5 Networks, Inc.	95,670	6,935
*^Alcatel SA ADR	392,369	6,042
Computers & Peripherals (3.5%)
Hewlett-Packard Co.	456,820	15,029
*Apple Computer, Inc.	220,060	13,802
Internet Software & Services (6.4%)
*Google Inc.	66,260	25,841
*eBay Inc.	486,060	18,985
*Akamai Technologies, Inc.	220,880	7,265
IT Services (0.9%)
Global Payments Inc.	130,200	6,902
Semiconductors & Semiconductor Equipment (9.6%)
Applied Materials, Inc.	1,045,070	18,299
*Broadcom Corp.	361,800	15,615
*Advanced Micro Devices, Inc.	373,550	12,387
*Marvell Technology Group Ltd.	214,390	11,598
*Micron Technology, Inc.	712,360	10,486
*Novellus Systems, Inc.	434,730	10,434
Software (1.6%)
*salesforce.com, Inc.	190,350	6,915
*Red Hat, Inc.	219,390	6,139
		254,502
Materials (2.9%)
Monsanto Co.	116,070	9,837
Cemex SA de CV ADR	130,450	8,516
Ecolab, Inc.	145,930	5,575
		23,928
Telecommunication Services (1.8%)
America Movil SA de CV Series L ADR	259,270	8,883
*NII Holdings Inc.	104,910	6,187
		15,070
Total Common Stocks
(Cost $679,274)		814,945
Temporary Cash Investments (2.0%)
1Vanguard Market Liquidity
Fund, 4.715%	11,558,217	11,558
1Vanguard Market Liquidity
Fund, 4.715%--Note G	4,898,100	4,898
Total Temporary Cash Investments
(Cost $16,456)		16,456
Total Investments (101.4%)
(Cost $695,730)		831,401
Other Assets and Liabilities (-1.4%)
Other Assets--Note C		9,169
Liabilities--Note G		(20,730)
		(11,561)
Net Assets (100%)
Applicable to 74,204,838 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		819,840
Net Asset Value Per Share		$11.05

11

At March 31, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	1,250,625	$16.85
Overdistributed Net
Investment Income	(1,626)	(.02)
Accumulated Net
Realized Losses	(564,830)	(7.61)
Unrealized Appreciation	135,671	1.83
Net Assets	819,840	$11.05

o See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR--American Depositary Receipt.

12

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Dividends	2,935

Interest[1]	287

Security Lending	11

Total Income	3,233

Expenses

Investment Advisory Fees--Note B

Basic Fee	1,505

Performance Adjustment	1,100

The Vanguard Group--Note C

Management and Administrative	1,241

Marketing and Distribution	123

Custodian Fees	9

Shareholders' Reports	14

Trustees' Fees and Expenses	1

Total Expenses	3,993

Expenses Paid Indirectly--Note D	(106)

Net Expenses	3,887

Net Investment Income (Loss)	(654)

Realized Net Gain (Loss) on Investment Securities Sold	31,237

Change in Unrealized Appreciation (Depreciation) of Investment Securities	41,106

Net Increase (Decrease) in Net Assets Resulting from Operations	71,689

1 Interest income from an affiliated company of the fund was $287,000.

13

Statement of Changes in Net Assets

	Six Months Ended March 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income (Loss)	(654)	46

Realized Net Gain (Loss)	31,237	54,527

Change in Unrealized Appreciation (Depreciation)	41,106	54,443

Net Increase (Decrease) in Net Assets Resulting from Operations	71,689	109,016

Distributions

Net Investment Income	(71)	(899)

Realized Capital Gain	--	--

Total Distributions	(71)	(899)

Capital Share Transactions--Note H

Issued	111,830	131,761

Issued in Lieu of Cash Distributions	68	856

Redeemed	(76,751)	(292,892)

Net Increase (Decrease) from Capital Share Transactions	35,147	(160,275)

Total Increase (Decrease)	106,765	(52,158)

Net Assets

Beginning of Period	713,075	765,233

End of Period[1]	819,840	713,075

1 Including undistributed (overdistributed) net investment income of ($1,626,000) and ($893,000).

14

Financial Highlights

	Six Month Endeds Mar. 31,		Year Ended September 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$10.05	$8.68	$8.32	$6.33	$8.23	$18.68

Investment Operations

Net Investment Income (Loss)	(.009)	.001	.01	.018	.01	(.01)

Net Realized and Unrealized Gain (Loss)

on Investments	1.010	1.380	.37	1.990	(1.91)	(10.44)

Total from Investment Operations	1.001	1.381	.38	2.008	(1.90)	(10.45)

Distributions

Dividends from Net Investment Income	(.001)	(.011)	(.02)	(.018)	--	--

Distributions from Realized Capital Gains	--	--	--	--	--	--

Total Distributions	(.001)	(.011)	(.02)	(.018)	--	--

Net Asset Value, End of Period	$11.05	$10.05	$8.68	$8.32	$6.33	$8.23

Total Return	9.96%	15.92%	4.56%	31.79%	-23.09%	-55.94%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$820	$713	$765	$724	$500	$625

Ratio of Total Expenses to

Average Net Assets[1]	1.05%[2]	0.88%	0.72%	0.54%	0.58%	0.77%

Ratio of Net Investment Income (Loss)

to Average Net Assets	(0.17%)[2]	0.01%	0.14%	0.25%	0.12%	(0.10%)

Portfolio Turnover Rate	140%[2]	147%	162%	220%	273%	357%

1 Includes performance-based investment advisory fee increases (decreases) of 0.29%, 0.11%, (0.04%), (0.29%),(0.20%), and (0.05%).
2 Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Notes to Financial Statements

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fenway Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Turner Investment Partners provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Growth Index. For the six months ended March 31, 2006, the investment advisory fee represented an effective annual basic rate of 0.40% of the fund’s average net assets before an increase of $1,100,000 (0.29%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2006, the fund had contributed capital of $89,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

16

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2006, these arrangements reduced the fund’s expenses by $106,000 (an annual rate of 0.03% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2005, the fund had available realized losses of $595,793,000 to offset future net capital gains of $459,311,000 through September 30, 2010, and $136,482,000 through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2006; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $135,671,000, consisting of unrealized gains of $143,353,000 on securities that had risen in value since their purchase and $7,682,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2006, the fund purchased $564,628,000 of investment securities and sold $523,885,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2006, was $4,683,000, for which the fund received cash collateral of $4,898,000.

H. Capital shares issued and redeemed were:

	Six Months Ended March 31, 2006	Year Ended Sept. 30, 2005
	Shares (000)	Shares (000)

Issued	10,507	14,116

Issued in Lieu of Cash Distributions	6	89

Redeemed	(7,247)	(31,404)

Net Increase (Decrease) in Shares Outstanding	3,266	(17,199)

17

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2006
	Beginning Account Value	Ending Account Value	Expenses Paid During

Growth Equity Fund	9/30/2005	3/31/2006	Period1

Based on Actual Fund Return	$1,000.00	$1,099.61	$5.50

Based on Hypothetical 5% Yearly Return	1,000.00	1,019.70	5.29

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for the period is 1.05%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

19

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

20

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc., since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for "proxy voting guidelines," or by calling
fund only if preceded or accompanied by
the fund's current prospectus
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5442 052006

    Vanguard® PRIMECAP Core Fund

   > Semiannual Report

    March 31, 2006

> Vanguard PRIMECAP Core Fund returned 10.5% during the six months ended March 31, outpacing the returns of the broad stock market and the fund’s target benchmark, as well as the average return of the fund’s multi-cap core fund peers.

> The Dow Jones Wilshire 5000 Index returned 8.0% during the six-month period. Small- and mid-capitalization stocks generally outperformed larger stocks.

> Strong stock picking in the consumer discretionary, technology, energy, and industrials sectors drove the fund’s positive results.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	6

Fund Profile	9

Performance Summary	10

Financial Statements	11

About Your Fund's Expenses	20

Trustees Renew Advisory Agreement	21

Glossary	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2006
Total Return

Vanguard PRIMECAP Core Fund	10.5%

MSCI US Prime Market 750 Index	6.8

Average Multi-Cap Core Fund1	7.8

Your Fund's Performance at a Glance September 30, 2005-March 31, 2006			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

PRIMECAP Core Fund	$10.98	$12.05	$0.050	$0.029

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the fiscal half-year ended March 31, 2006, Vanguard PRIMECAP Core Fund returned 10.5%, exceeding the returns not only of its benchmark index and the broad U.S. stock market but also the average return of the fund’s multi-cap core fund peers. The advisor’s stock selections in the consumer discretionary, technology, energy, and industrials sectors propelled the fund to its impressive outperformance.

The PRIMECAP Core Fund passed its one-year mark in December 2005. The advisor, PRIMECAP Management Company, continues to position the fund to capitalize on growth opportunities in traditionally fast-growing industries as well as in unexpected pockets of value across the broader market.

Stocks soared in the new year as positive reports mounted

In the fiscal half-year, stocks staged a performance in two acts: From October through December, returns stayed modest, but the first three months of 2006 saw a sharp rise in stock prices. First-quarter economic news included a jump in U.S. economic growth from 2005‘s already strong level; a surge in consumer confidence that paralleled growth in new jobs; and growth in corporate earnings that was expected to hit double digits for the 16th consecutive quarter.

2

Markets rewarded the good news handsomely during the six-month period. Continuing a trend of recent years, small-capitalization stocks in the United States led large-caps; reversing recent trends, the U.S. small-caps also outperformed broad international markets. However, Japanese and emerging markets continued to dominate other market segments.

Moves in the U.S. bond market signaled a return to normalcy

On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, the 15th consecutive rate increase since June 2004. During most of 2005, short-term rates followed the Fed’s moves but, in a bond market anomaly, long-term rates held steady. In the first quarter of 2006, however, rate movements followed a more typical pattern, rising in concert across the maturity spectrum. In this environment, shorter-term securities outperformed long-term bonds, and municipal issues generally outperformed corporate securities.

Your portfolio’s foundations, established for the long-term

During the six-month span in which the PRIMECAP Core Fund marked its first anniversary, PRIMECAP Management Company continued to shape the fund’s identity. This was no small undertaking, as the managers typically establish positions that they expect to hold for several years.

The fund posted strong results in the consumer discretionary sector, where consumer electronics companies were

Market Barometer	Total Returns Periods Ended March 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	6.7%	13.2%	4.7%

Russell 2000 Index (Small-caps)	15.2	25.8	12.6

Dow Jones Wilshire 5000 Index (Entire market)	8.0	15.0	6.0

MSCI All Country World Index ex USA (International)	14.6	28.1	11.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	-0.1%	2.3%	5.1%

Lehman Municipal Bond Index	1.0	3.8	5.2

Citigroup 3-Month Treasury Bill Index	1.9	3.5	2.1

CPI

Consumer Price Index	0.5%	3.4%	2.5%

1 Annualized.

3

top performers. From the makers of televisions and entertainment systems, to the media companies that produce their content, to the retail stores that sell the end-products, the advisor realized value from each link in the digital entertainment chain. This theme crossed over into the fund’s information technology sector—another strong performer—where a number of firms are advancing critical components of the home entertainment landscape such as liquid crystal display (LCD) screens and broadband networks. In addition, the fund’s sizable allotment to software and semiconductor equipment stocks outpaced the market’s performance in those areas.

PRIMECAP Core Fund’s energy and industrials stocks also provided a boost. During a time when many energy production and exploration stocks experienced double-digit retreats, the advisor’s concentrated selections in the companies that provide drilling equipment and services proved fruitful. Within the industrials sector, the fund’s large stake in railroad companies reflected the advisor’s ability to find growth opportunities outside of traditional growth areas. These stocks returned 32% during the half-year.

There were relatively few areas of weakness. In the materials sector, however, a couple of disappointing chemical stocks muted an otherwise impressive return in that area.

Annualized Expense Ratios:[1] Your fund compared with its peer group
	Investor Shares	Average Multi-Cap Core Fund

PRIMECAP Core Fund	0.63%	1.28%

1 Fund expense ratio reflects the six months ended March 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

It’s worth noting that because the advisor builds the portfolio stock-by-stock, paying scant regard to its deviations from the overall market, the fund’s sector allocations can be idiosyncratic. For instance, during the past six months, the fund held less than a combined 10% average weighting in consumer staples, financials, telecommunication services, and utilities—segments that represent over one-third of the fund’s benchmark index. Knowing that your fund treads a much different path than its benchmark can help prepare you for future periods of volatility.

Don’t “upwardly revise” expectations following a great start

As of March 31, the PRIMECAP Core Fund has achieved an annualized return of more than 15% since its inception over one year ago. For more than two decades, PRIMECAP Management Company has been synonymous with excellent long-term performance, but it would be a mistake to expect the fund’s excellent results to persist indefinitely. A potentially more helpful response, in fact, might be to ratchet your expectations downward.

We often hear of Wall Street analysts who “upwardly revise” their annual earnings estimates for a stock based on good numbers in the first quarter. Raising the bar in this fashion can be a recipe for frustration for the shareholder. We can expect the PRIMECAP Core Fund—which holds large positions in a relatively low number of stocks—to maintain many of its current holdings for several years. And over the course of those years, the market will experience constant change. Sometimes the fund will be well-positioned; other times it will not.

That said, we believe that PRIMECAP Core Fund’s skilled management team, time-tested strategy, and competitive expense ratio will serve it well over the years. And we believe it can be a valuable component in a portfolio that is balanced and diversified among stock, bond, and money market funds.

Thank you for investing with Vanguard.

John J. Brennan
Chairman and Chief Executive Officer
April 18, 2006

5

Advisor’s Report

The U.S. stock market produced positive returns across the capitalization spectrum during the six months ended March 31, 2006. Vanguard PRIMECAP Core Fund returned 10.5%, exceeding the return of the benchmark MSCI US Prime Market 750 Index and the average return of competing multi-cap core funds.

The investment environment

The Federal Reserve Board raised its target for the federal funds rate four times—totaling 1 percentage point—during the fiscal half-year. The latest hike, on March 28, marked the 15th time the Fed has raised rates in the past two years. We remain cautiously optimistic about economic growth—provided, of course, that the Fed does not overextend its current course of action.

At the same time, we have some concerns regarding the U.S. consumer. Higher interest rates are becoming a drag on discretionary spending as two primary sources of liquidity for homeowners in recent years—mortgage refinancing and home-equity-line withdrawals—have decreased significantly. Moreover, many homeowners who refinanced during the last several years with low adjustable-rate mortgages face higher monthly payments as the fixed-rate period on their existing loans expires. In addition, consumers may feel the crunch of higher gasoline and heating costs, and the recently mandated increases for minimum payments on credit-card balances.

In our view, current market valuations are undervaluing growth stocks and, in many cases, overvaluing value stocks. In examining the price/earnings (P/E) ratios of equities, we observe that the difference between the P/E ratios of the top and bottom quartiles is currently near a 15-year low. In other words, the valuation premium of growth stocks relative to value stocks is small by historical standards, making growth stocks particularly attractive on a relative basis.

Our successes

Our selection of several information technology stocks provided impressive returns for the fund over the six months. Accounting and tax software specialist Intuit, our largest tech holding as of March 31, returned 19%. Much of the gain came after the company raised its earnings guidance for fiscal year 2006. Corning returned more than 39%; it was the beneficiary of increased demand for glass substrates, a key component in the manufacturing of flat-panel television screens. Canadian firm Research In Motion, maker of wireless BlackBerry devices, recorded a 24% return in the wake of a patent case settlement.

6

Southwest Airlines, one of the fund’s top-ten holdings, had the largest impact on the industrial side of the portfolio. Strong passenger traffic drove better-than-expected profits for the low-cost carrier, and its continued expansion into new markets laid the groundwork for future growth. Railroad operator Union Pacific and air-freight giant FedEx were also top performers in transportation. Fluor, a large-scale construction and engineering firm, also produced impressive returns. Schlumberger, the oil services company, appreciated throughout the half-year and returned better than 50%, more than offsetting a handful of weaker performers in the energy sector.

Our shortfalls

While some of the fund’s best performers came from the information technology sector, so did some of the worst. Security software firm Symantec, chipmaker Intel, and telecommunication equipment provider Comverse Technology all recorded double-digit negative returns for the half-year. In addition, our stock selection in the materials sector limited the fund’s performance. Dow Chemical and Potash Corp. of Saskatchewan both posted mildly negative results for the six months. Our underweighted position in financials also hurt the fund’s relative performance, as that sector was one of the top performers in the benchmark during the period.

The fund’s positioning

The PRIMECAP Core Fund has entered its second year. Our transaction activity during the past six months continued to shape the fund for the longer term. We continue to find attractive investment opportunities within the information technology and health care sectors. In fact, the ten most significant purchases in the fund during the half-year were evenly split between information technology and health care, and included firms such as Oracle, Intel, Symantec, Medtronic, Eli Lilly, and GlaxoSmithKline. Each of these companies has a unique and compelling investment case, in our view, but they all share a common theme of product innovation. We believe that companies with significant investment in research and development (R&D) are positioned to chart their own course for growth.

In health care, we believe that many of the prevailing concerns about the sector are overblown, and that many positive aspects are underappreciated. The average P/E ratios of pharmaceutical stocks relative to the Standard & Poor’s 500 Index are near a 40-year low. Current valuations suggest that several decades of long-term growth superior to the S&P 500 have come to an end, something we consider unlikely. The front-end of the baby boom generation has turned 60 years old, setting the stage for solid long-term demand. In addition,

7

the recent mapping of the human genome is boosting the productivity of drugmakers' R&D efforts.

In technology, we feel that we are about to ride the next big wave of advancements, carried along by software innovation, the global demand for digital products, and the expansion of third-generation wireless infrastructure.

We also see attractive opportunities among material stocks, including Monsanto, Potash Corp. of Saskatchewan, and select metals and mining stocks. We believe this sector will continue to experience favorable pricing, as demand from developing nations such as China should outstrip the growth in supply of many basic materials.

Joel P. Fried
Portfolio Manager

Howard B. Schow
Portfolio Manager

Theo A. Kolokotrones
Portfolio Manager

Mitchell J. Milias
Portfolio Manager

Alfred W. Mordecai
Portfolio Manager

PRIMECAP Management Company, LLP

April 24, 2006

8

Fund Profile
As of March 31, 2006

Portfolio Characteristics
	Fund	Comparative Index[1]

Number of Stocks	98	749

Median Market Cap	$29.2B	$43.6B

Price/Earnings Ratio	24.1x	18.0x

Price/Book Ratio	3.4x	2.9x

Yield	1.0%	1.8%

Return on Equity	14.3%	18.2%

Earnings Growth Rate	12.7%	15.9%

Foreign Holdings	15.5%	0.0%

Turnover Rate	1%2	--

Expense Ratio	0.63%[2]	--

Short-Term Reserves	13%	--

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]

Consumer Discretionary	12%	11%

Consumer Staples	1	9

Energy	5	10

Financials	7	21

Health Care	20	13

Industrials	8	11

Information Technology	26	16

Materials	7	3

Telecommunication Services	1	3

Utilities	0	3

Short-Term Reserves	13%	--

Ten Largest Holdings[3] (% of total net assets)

Eli Lilly & Co.	pharmaceuticals	3.0%

Novartis AG ADR	pharmaceuticals	3.0

Medtronic, Inc.	health care equipment	2.5

Southwest Airlines Co.	airlines	2.4

Intuit, Inc.	Application software	2.3

Pfizer Inc.	pharmaceuticals	2.3

ASML Holding (New York)	Semiconductor equipment	2.3

Corning, Inc.	Communications equipment	2.3

GlaxoSmithKline PLC ADR	pharmaceuticals	2.0

Texas Instruments, Inc.	semiconductors	2.0

Top Ten		24.1%

Equity Investment Focus

1 MSCI US Prime Market 750 Index.
2 Annualized.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
See page 22 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 9, 2004–March 31, 2006

Average Annual Total Returns: Periods Ended March 31, 2006			Since Inception
	Inception Date	One Year	Capital	Income	Total

PRIMECAP Core Fund2	12/9/2004	19.42%	15.56%	0.39%	15.95%

1 Six Months Ended March 31, 2006.
2 Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights table on page 16 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets
 As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Shares	Market Value• ($000)

Common Stocks (87.5%)
Consumer Discretionary (11.8%)
*Kohl's Corp.	486,200	25,773
*Univision Communications Inc.	700,000	24,129
Sony Corp. ADR	504,800	23,256
TJX Cos., Inc.	853,025	21,172
The Walt Disney Co.	665,000	18,547
*DIRECTV Group, Inc.	933,525	15,310
Best Buy Co., Inc.	254,900	14,257
Mattel, Inc.	665,200	12,060
Nordstrom, Inc.	237,400	9,301
Target Corp.	177,650	9,240
*Comcast Corp. Class A	260,000	6,802
Eastman Kodak Co.	220,000	6,257
Time Warner, Inc.	353,250	5,931
*Bed Bath & Beyond, Inc.	147,900	5,679
*IAC/InterActiveCorp	108,250	3,190
Lowe's Cos., Inc.	46,400	2,990
News Corp., Class A	180,000	2,990
*Expedia, Inc.	108,250	2,194
		209,078
Consumer Staples (1.1%)
Avon Products, Inc.	280,000	8,728
Bunge Ltd.	100,000	5,571
Costco Wholesale Corp.	100,000	5,416
		19,715
Energy (4.9%)
Schlumberger Ltd.	265,450	33,598
EOG Resources, Inc.	160,000	11,520
*Cooper Cameron Corp.	180,000	7,934
Murphy Oil Corp.	147,000	7,324
Chevron Corp.	114,118	6,615
*National Oilwell Varco Inc.	80,000	5,130
EnCana Corp.	104,900	4,902
GlobalSantaFe Corp.	70,000	4,252
*Transocean Inc.	48,425	3,889
Pioneer Natural Resources Co.	32,900	1,456
		86,620
Financials (6.8%)
*Berkshire Hathaway Inc. Class B	7,900	23,795
The Bank of New York Co., Inc.	609,800	21,977
Marsh & McLennan Cos., Inc.	641,975	18,848
The Chubb Corp.	176,975	16,890
Fannie Mae	200,000	10,280
American International Group, Inc.	149,725	9,895
MBIA, Inc.	117,425	7,061
Fifth Third Bancorp	176,800	6,959
Washington Mutual, Inc.	100,000	4,262
		119,967
Health Care (20.6%)
Eli Lilly & Co.	969,000	53,586
Novartis AG ADR	952,700	52,818
Medtronic, Inc.	853,500	43,315

11

Shares	Market Value• ($000)

Pfizer Inc.	1,624,550	40,484
GlaxoSmithKline PLC ADR	690,000	36,094
Roche Holdings AG	215,000	31,874
*Biogen Idec Inc.	528,425	24,889
Guidant Corp.	250,000	19,514
*Sepracor Inc.	397,525	19,403
*Chiron Corp.	350,000	16,033
*Waters Corp.	280,000	12,082
*Amgen, Inc.	98,900	7,195
*Boston Scientific Corp.	250,000	5,762
*Genzyme Corp.	9,100	612
		363,661
Industrials (8.3%)
Southwest Airlines Co.	2,370,825	42,651
Avery Dennison Corp.	425,300	24,872
Union Pacific Corp.	200,000	18,670
FedEx Corp.	127,975	14,453
Fluor Corp.	155,000	13,299
3M Co.	163,000	12,337
Burlington Northern Santa Fe Corp.	100,000	8,333
Canadian National Railway Co.	160,000	7,245
Caterpillar, Inc.	60,950	4,377
		146,237
InformationTechnology (25.8%)
Communications Equipment (6.2%)
*Corning, Inc.	1,481,700	39,873
*Nortel Networks Corp.	5,257,500	16,035
LM Ericsson Telephone Co. ADR Class B	400,000	15,088
*Research In Motion Ltd.	130,200	11,051
*Comverse Technology, Inc.	457,525	10,766
Motorola, Inc.	370,000	8,477
QUALCOMM Inc.	166,800	8,442
Computers & Peripherals (0.7%)
*EMC Corp.	905,100	12,337
Electronic Equipment & Instruments (1.0%)
*Agilent Technologies, Inc.	455,000	17,085
Internet Software & Services (2.1%)
*Yahoo! Inc.	536,900	17,320
*eBay Inc.	385,500	15,058
*Google Inc.	13,000	5,070
IT Services (1.6%)
First Data Corp.	228,000	10,675
Paychex, Inc.	240,000	9,998
Accenture Ltd.	250,300	7,527
Semiconductors & Semiconductor Equipment (7.1%)
*ASML Holding (New York)	1,977,400	40,280
Texas Instruments, Inc.	1,072,200	34,814
Intel Corp.	1,353,500	26,190
Applied Materials, Inc.	1,050,100	18,387
*Micron Technology, Inc.	350,000	5,152
Software (7.1%)
*Intuit, Inc.	764,800	40,680
*Oracle Corp.	2,500,600	34,233
Microsoft Corp.	1,018,500	27,713
*Symantec Corp.	1,388,100	23,362
		455,613
Materials (7.2%)
Potash Corp. of Saskatchewan, Inc.	191,100	16,834
Praxair, Inc.	286,975	15,827
Monsanto Co.	177,675	15,058
Weyerhaeuser Co.	206,600	14,964
^Inco Ltd.	255,675	12,756
Vulcan Materials Co.	132,000	11,438
Dow Chemical Co.	277,225	11,255
Alcoa Inc.	342,300	10,461
Newmont Mining Corp. (Holding Co.)	200,000	10,378
Phelps Dodge Corp.	104,000	8,375
		127,346
Telecommunication Services (1.0%)
Sprint Nextel Corp.	654,750	16,919
Total Common Stocks
(Cost $1,375,145)		1,545,156

12

Shares	Market Value• ($000)

Temporary Cash Investments (13.5%)
1 Vanguard Market
Liquidity Fund, 4.715%	230,606,349	230,606
1 Vanguard Market
Liquidity Fund,
4.715%--Note F	7,282,200	7,282
Total Temporary Cash Investments
(Cost $237,888)		237,888
Total Investments (101.0%)
(Cost $1,613,033)		1,783,044
Other Assets and Liabilities (-1.0%)
Other Assets--Note C		9,353
Liabilities--Note F		(27,738)
		(18,385)
Net Assets (100%)		1,764,659
At March 31, 2006, net assets consisted of:2
	Amount	Per
	($000)	Share
Paid-in Capital	1,589,389	$10.85
Undistributed Net
Investment Income	3,784	0.03
Accumulated Net
Realized Gains	1,475	0.01
Unrealized Appreciation	170,011	1.16
Net Assets	1,764,659	$12.05

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note F in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
2 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

13

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Dividends	7,024

Interest[1]	3,305

Security Lending	13

Total Income	10,342

Expenses

Investment Advisory Fees--Note B	2,323

The Vanguard Group--Note C

Management and Administrative	1,563

Marketing and Distribution	158

Custodian Fees	9

Shareholders' Reports	10

Trustees' Fees and Expenses	1

Total Expenses	4,064

Net Investment Income	6,278

Realized Net Gain (Loss)

Investment Securities Sold	2,032

Foreign Currencies	1

Realized Net Gain (Loss)	2,033

Change in Unrealized Appreciation (Depreciation)

Investment Securities	115,773

Foreign Currencies	--

Change in Unrealized Appreciation (Depreciation)	115,773

Net Increase (Decrease) in Net Assets Resulting from Operations	124,084

1 Interest income from an affiliated company of the fund was $3,305,000.

14

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Dec. 9, 2004[1] to Sept. 30, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	6,278	2,782

Realized Net Gain (Loss)	2,033	2,517

Change in Unrealized Appreciation (Depreciation)	115,773	54,238

Net Increase (Decrease) in Net Assets Resulting from Operations	124,084	59,537

Distributions

Net Investment Income	(5,225)	--

Realized Capital Gain[2]	(3,030)	--

Total Distributions	(8,255)	--

Capital Share Transactions--Note G

Issued	747,450	909,458

Issued in Lieu of Cash Distributions	7,589	--

Redeemed[3]	(48,404)	(26,800)

Net Increase (Decrease) from Capital Share Transactions	706,635	882,658

Total Increase (Decrease)	822,464	942,195

Net Assets

Beginning of Period	942,195	--

End of Period[4]	1,764,659	942,195

1 Inception.
2 Includes fiscal 2006 short-term gain distributions totaling $3,030,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net of redemption fees of $263,000 and $245,000.
4 Including undistributed net investment income of $3,784,000 and $2,730,000.

15

Financial Highlights

For a Share Outstanding Throughout Each Period	Six Months Ended Mar. 31, 2006	Dec. 9, 2004[1] to Sept. 30, 2005

Net Asset Value, Beginning of Period	$10.98	$10.00

Investment Operations

Net Investment Income	.050	.03

Net Realized and Unrealized Gain (Loss) on Investments	1.099	.95

Total from Investment Operations	1.149	.98

Distributions

Dividends from Net Investment Income	(.050)	--

Distributions from Realized Capital Gains	(.029)	--

Total Distributions	(.079)	--

Net Asset Value, End of Period	$12.05	$10.98

Total Return[2]	10.50%	9.80%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,765	$942

Ratio of Total Expenses to Average Net Assets	0.63%[3]	0.72%[3]

Ratio of Net Investment Income to Average Net Assets	0.98%[3]	0.58%[3]

Portfolio Turnover Rate	1%[3]	6%

1 Inception.
2 Total return does not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3 Annualized. See accompanying Notes, which are an integral part of the Financial Statements.

16

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fenway Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

17

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2006, the investment advisory fee represented an effective annual rate of 0.36% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2006, the fund had contributed capital of $177,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2006, the fund realized net foreign currency gains of $1,000, which increased distributable net investment for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $170,011,000, consisting of unrealized gains of $188,301,000 on securities that had risen in value since their purchase and $18,290,000 in unrealized losses on securities that had fallen in value since their purchase.

18

E. During the six months ended March 31, 2006, the fund purchased $582,220,000 of investment securities and sold $8,315,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at March 31, 2006, was $6,855,000, for which the fund received cash collateral of $7,282,000.

G. Capital shares issued and redeemed were:

	Six Months Ended March 31, 2006	December 9, 20041 to September 30, 2005
	Shares (000)	Shares (000)

Issued	64,115	88,417

Issued in Lieu of Cash Distributions	660	--

Redeemed	(4,190)	(2,581)

Net Increase (Decrease) in Shares Outstanding	60,585	85,836

1 Inception.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2006
PRIMECAP Core Fund	Beginning Account Value 9/30/2005	Ending Account Value 3/31/2006	Expenses Paid During Period1

Based on Actual Fund Return	$1,000.00	$1,105.00	$3.31

Based on Hypothetical 5% Return	$1,000.00	$1,021.79	$3.18

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.63%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Trustees Renew Advisory Agreement

The board of trustees of Vanguard PRIMECAP Core Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since its inception in 2004, and took into account the organizational depth and stability of the advisory firm. PRIMECAP Management, founded in 1983, is recognized for its long-term approach to equity. Five experienced portfolio managers employ a fundamental, research-driven approach in seeking to identify companies with long-term potential overlooked by the market and trading at attractive valuation levels.

The board concluded that the advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the fund’s performance since inception, noting that it has outperformed its benchmark index and the average return of its peer group in that period. The board concluded that the fund has performed in line with expectations, and that its results have been consistent with its investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in the fund’s peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider the profitability of PRIMECAP Management in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule, which reduce the effective rate of the fee as the fund’s assets increase. The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

21

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc., since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for "proxy voting guidelines," or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund's current prospectus	the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12202 052006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2006

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 16, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.